Exhibit 10.35

June 26, 2026

Mr. Ralph Baxter
Ralph Baxter, Inc.
37 Hamilton Avenue
Wheeling, WV 26003

RE: Eleventh Amendment to Consulting Agreement dated March 1, 2016

Dear Ralph:

This Eleventh Amendment (the “Eleventh Amendment”) amends the previously signed Consulting Agreement by and between Integration Appliance, Inc. (“Company”) and Ralph Baxter, Inc. (“Consultant”) dated March 1, 2016, and amended on April 28, 2017, January 1, 2019, April 30, 2019, December 18, 2019, June 16, 2020, June 20, 2021, June 23, 2022, June 23, 2023, June 30, 2024 and June 23, 2025 (as amended, the “Agreement”).

1.The parties agree to extend the term of the Agreement. Therefore, Section 6(c) of the Agreement shall be deleted in its entirety and replaced as follows:

“(c) Expiration. Unless terminated earlier, this Agreement will expire on June 30, 2027.”

Unless otherwise specified, capitalized terms used herein shall have the meanings set forth in the Agreement. This Eleventh Amendment may be executed in multiple counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile or pdf signature shall be considered valid as if an original signature.

Except as specifically amended by this Eleventh Amendment, the Agreement remains in full force and effect. To the extent that there is any conflict between the provisions of this Eleventh Amendment and the Agreement, the provisions of this Eleventh Amendment shall prevail.

IN WITNESS WHEREOF, the parties, through the signatures below of their duly authorized officers, have executed this Eleventh Amendment as of the dates set forth below.

RALPH BAXTER, INC.                        INTEGRATION APPLIANCE, INC.

By: __/s/ Ralph Baxter________________            By: __/s/ John Hall___________
Name: Ralph Baxter ________________            Name: _John Hall __________
Title: _Principal______________________            Title: __CEO________________
Date: _July 6, 2026___________________            Date: __July 2, 2026__________